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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 5, 2001
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                             MICROSEMI CORPORATION
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             (Exact name of Registrant as specified in its charter)


          Delaware                    0-8866                 95-2110371
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(State or other jurisdiction       (Commission            (I.R.S. Employer
      of incorporation)            File Number)          Identification No.)

2381 Morse Avenue, Irvine, California                           92614
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(Address of principal executive office)                       (Zip Code)

       Registrant's telephone number, including area code (949) 221-7100
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                                Not Applicable
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        (Former name or former address, if changed, since last report)
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Item 5.  Other Material Information.

       Other than financial results for the periods ended on or before September 30, 2001, the financial information and other text of Exhibit 99.2 is comprised of forward-looking information. We cannot represent or assure anyone that the information therein should be relied on for purposes of making an investment in securities. Goals, estimates, projections or beliefs may be based on unreliable suppositions or incorrect premises. Estimates are inherently subject to inaccuracy, and our future financial condition and results may be significantly different from our current expectations.

        Circumstances concerning expectations of potential orders are always subject to rapid, adverse change. Design wins are a preliminary indicator of future sales; however design wins may not result in us actually realizing any incremental revenues.

       Historic information is not necessarily a good indication of a continuing or repeating trend. Past results may not be repeatable. In the process of making our estimates, we make numerous assumptions that may prove wrong, based on known or unknown factors.

       The information in Exhibit 99.2 may become inaccurate subsequent to the date on which it is first presented. We do not undertake to update such information. We intend to update or supersede such information on a quarterly basis approximately, and not more frequently.

       Reference to such Exhibit 99.2 in this Item 5 does not incorporate such information into this Item. Exhibit 99.2 shall not be deemed reported in this
Item 5 or reported for purposes of the Securities Act of 1934, as amended, except for reporting such information under Item 9 pursuant to Regulation FD.


Item 7.  Financial Statements and Exhibits.

       The Exhibit Index, which immediately follows the signatures hereto, is incorporated herein by this reference.


Item 9.  Regulation FD Disclosure.

       On November 5, 2001 and November 6, 2001, the Registrant will make 45-minute presentations to Securities analysts and others at the AEA Classic Financial Conference in San Diego, California. A live webcast of the presentation will be available on Monday, November 5, 2001 at 11:00 a.m. PST at: http://www.microsemi.com/corporate/literature. The Registrant announced such
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presentations in the News Release attached hereto as Exhibit 99.1 and incorporated herein by this reference. On November 8, 2001, the Registrant will make presentations to securities analysts at the Registrant's corporate headquarters. The presentations will be based on publicly available information from SEC filings and the written material attached hereto as Exhibit 99.2 and incorporated herein by this reference.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MICROSEMI CORPORATION
                                            (Registrant)


Date: November 5, 2001                 By: /s/ David R. Sonksen
                                           --------------------------
                                           David R. Sonksen,
                                           Executive Vice President,
                                           Treasurer, Chief Financial
                                           Officer and Secretary
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                               INDEX TO EXHIBITS


EXHIBIT NO.                 DESCRIPTION
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   99.1             News Release dated November 2, 2001
   99.2             Slide show presentation for AEA Classic Financial Conference

                         ____________________________